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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): April 21, 2004
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                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


         1-5721                                          13-2615557
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(Commission File Number)                    (I.R.S. Employer Identification No.)


  315 PARK AVENUE SOUTH, NEW YORK, N.Y.                            10010
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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NY2#1393638
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ITEM 9.   REGULATION FD DISCLOSURE.

           In March 2004, Leucadia National Corporation's (the "Company") banking and lending subsidiaries, American Investment Bank and American Investment Financial, entered into contracts to sell to third parties their subprime and collateralized consumer loan portfolios, representing approximately 97% of the Company's remaining loan portfolios. These contracts, which are expected to close during second quarter of 2004, are subject to regulatory approval, which has been obtained. If consummated, the Company estimates that it will record a pre-tax gain in connection with these sales.

















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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 LEUCADIA NATIONAL CORPORATION

                                 By: /s/ Joseph A. Orlando
                                     ------------------------------------------
                                 Name: Joseph A. Orlando
                                 Title: Vice President and
                                        Chief Financial Officer


Date: April 21, 2004






















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